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                                                                    EXHIBIT 10.2


                             SIXTH MODIFICATION OF
                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS MODIFICATION (the "Modification") is made and entered into as of this 21st day of October, 1996, among MEDAPHIS CORPORATION, a Delaware corporation (hereinafter referred to as the "Borrower"), the banks and other lending institutions listed on Annex I attached to the Credit Agreement described below (collectively, the "Lenders") and SUNTRUST BANK, ATLANTA, a Georgia banking corporation formerly known as Trust Company Bank, in its capacity as the Agent for the Lenders pursuant to Article X of such Credit Agreement (the "Agent").

                               STATEMENT OF FACTS

         Pursuant to that certain Amended and Restated Credit Agreement, dated as of August 13, 1993, among Borrower, the Lenders signatory thereto and the Agent, as amended by the First Modification of Amended and Restated Credit Agreement, dated as of July 1, 1994, among such parties, the Second Modification of Amended and Restated Credit Agreement, dated as of November 23, 1994, among such parties, the Third Modification of Amended and Restated Credit Agreement dated as of March 17, 1995, among such parties, the Fourth Modification of Amended and Restated Credit Agreement dated as of January 31, 1996 and the Fifth Modification of Amended and Restated Credit Agreement dated as of October 21, 1996 (collectively, the "Credit Agreement"), such Lenders agreed to provide Borrower with certain credit facilities on the terms and conditions set forth in the Credit Agreement (all capitalized terms used in this Modification and which are not otherwise expressly defined herein shall have the respective meanings given such terms in the Credit Agreement).

         The parties are entering into this Modification in order to make certain changes in the Credit Agreement, all in accordance with and subject to the terms and conditions hereinafter set forth in this Modification.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth, as well as for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

                               STATEMENT OF TERMS

         Section 1. Modifications of Credit Agreement. Subject to the terms and conditions of this Modification (including without limitation the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth in Section 2 below), the parties hereby agree to modify the Credit Agreement, effective as of September 30, 1996, in the following respects:
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         (A)      Section 1.01 of the Credit Agreement shall be amended by
                  adding thereto, in the appropriate alphabetical order, the following new term:

                  "Acquired Companies" shall mean, collectively, Consort Technologies, Inc., Medical Management Sciences, Inc., The Halley Exchange, Inc., Intelligent Visual Computing, Inc., Rapid Systems Solutions, Inc., BSG Corporation, and Health Data Sciences Corporation.

         (B) Section 1.01 of the Credit Agreement shall be further amended by deleting the definitions therein of the term "Consolidated Net Income (Loss)" and by substituting, in lieu thereof, the following new definition of such term:

                  "Consolidated Net Income (Loss)" shall mean, for any fiscal period of the Borrower, the net income (or loss) of the Consolidated Companies on a consolidated basis for such period (taken as a single accounting period) determined in conformity with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any gains or losses, together with any related provisions for taxes, realized upon any sale of assets other than in the ordinary course of business, (ii) any income or loss of any Person acquired prior to the date such Person becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or all or substantially all of such Person's assets are acquired by the Borrower or any of its Subsidiaries, (iii) the amount, net of Federal, state and local income tax effects, in actual expenses incurred in connection with the purchase of the Acquired Companies, which actual net expenses shall not exceed the pretax equivalent of $22,000,000 and only to the extent that these charges were incurred during the fiscal period being measured, and (iv) actual restructuring charges, net of Federal, state and local income tax effects, incurred in the third quarter of 1996 ending September 30, 1996, which actual charges shall not exceed the pretax equivalent of $44,000,000.

         Section 2. Conditions Precedent to Effectiveness. This Modification shall become effective, from and after the date hereof, upon the satisfaction of each and every one of the following conditions to such effectiveness:

                  (a) The Agent shall have received the following documents in form and substance reasonably satisfactory to the Agent (collectively, the "Supplemental Credit Documents"):

                           (i) 10 counterparts of this Modification duly
                  completed and executed by Borrower, the Agent and the Lenders;

                           (ii) The written consent of each of the Guarantors
                  to the execution, delivery and performance of this Modification, which written consent shall be


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                  evidenced by each Guarantor's signing one or more
                  counterparts of this Modification in the appropriate space indicated below;

                           (iii) Certificates of the Borrower in substantially
                  the form of Attachment 1 attached hereto, duly executed and appropriately completed; and

                           (iv) Resolutions of the Board of Directors or other
                  governing body of the Borrower approving this Modification certified by the Secretary of the Borrower.

                  (b) Copies of all additional agreements, instruments and documents which the Agent may reasonable request, such documents, when appropriate, to be certified by appropriate governmental authorities.

                  (c) All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel.

         SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Lenders and the Agent that (a) each of Borrower and the Guarantors has all requisite corporate power and authority to execute and deliver this Modification to which it is a party and to perform its obligations under such Modification, and the Modification to which each such Credit Party is a party have been duly authorized by all requisite corporate action on the part of such Credit Party, have been duly executed and delivered by authorized officers of such Credit Party, and constitute valid obligations of such Credit Party, legally binding upon and enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and (b) after giving effect to this Modification, (i) no Default or Event of Default is existing under the Credit Agreement on and as of the date of this Modification and (ii) the representations and warranties of the Borrower set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date of this Modification as if made on and as of each of such date (except as to the extent that any of such representations or warranties relates to a specific prior date or period).

         SECTION 4. AGENT EXPENSES. Without limiting its obligations under the Credit Agreement, the Borrower agrees to pay on demand all of the reasonable attorneys fees and expenses and all other reasonable out-of-pocket costs incurred by the Agent and NationsBank, N.A. (South), a national banking association, in connection with the evaluation, negotiation, documentation or consummation of this Modification, the other Supplemental Credit Documents and the transactions contemplated hereby or thereby.

         SECTION 5. MISCELLANEOUS. (A) Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be a reference to the Credit

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Agreement as hereby amended and as the same may be further amended, supplemented or otherwise modified and in effect from time to time hereafter.

         (B) This Modification may be executed in a number of several counterparts, each of which shall be identical and all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Modification by signing one or more of such counterparts.

         (C) This Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia (without giving effect to its conflicts of law rules).

         (D) Should any one or more of the provisions of this Modification be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain binding on the parties hereto.

         (E) This Modification shall be binding upon and inure to the benefit of each of the Borrower, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Lenders, may not assign any rights, powers, duties and obligations hereunder.


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         IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first above written and Borrower has caused its seal to be hereunto affixed as of such date.

                                   BORROWER:

(CORPORATE SEAL)                            MEDAPHIS CORPORATION

ATTEST:
                                            By: /s/ MEDAPHIS CORPORATION
                                                ------------------------------
/s/  Peggy B. Sherman
--------------------------
Secretary


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                                  AGENT:

                                  SUNTRUST BANK, ATLANTA, as Agent


                                  By: /s/  SUNTRUST BANK, ATLANTA
                                     ------------------------------




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                                  LENDERS:

                                  SUNTRUST BANK, ATLANTA, as a Lender


                                  By: /s/  SUNTRUST BANK, ATLANTA
                                     ------------------------------






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                                  NATIONSBANK, N.A. (SOUTH),
                                  SUCCESSOR BY MERGER TO BANK SOUTH,
                                  AS A LENDER


                                  By: /s/  NATIONSBANK, N.A. (SOUTH)
                                      ------------------------------





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                                  THE CHASE MANHATTAN BANK,
                                  N.A., AS A LENDER


                                By: /s/ THE CHASE MANHATTAN BANK, N.A.
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                                     CREDITANSTALT-BANKVEREIN, as a

                                     LENDER


                                By: /s/ CREDITANSTALT-BANKVEREIN
                                   ------------------------------





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                                  NATIONSBANK, N.A. (SOUTH), AS A LENDER


                                  By: /s/ NATIONSBANK, N.A. (SOUTH)
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                                  PNC BANK, N.A., AS A LENDER


                                  By: /s/ PNC BANK, N.A.
                                      ------------------------------





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                                  WACHOVIA BANK OF GEORGIA, N.A., AS A
                                  LENDER



                                  By: /s/ WACHOVIA BANK OF GEORGIA, N.A.
                                      ------------------------------







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